                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------




                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 23, 2001
                                                  -----------------------------

                       MEDICAL RESOURCES MANAGEMENT, INC.
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               (Exact name of registrant as specified in charter)


           Nevada                          1-13009              95-4607643
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(State or Other Jurisdiction             (Commission          (IRS Employer
      of Incorporation)                  File Number)       Identification No.)


932 Grand Central Avenue, Glendale, California                     91201
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code        (818) 240-8250
                                                   ----------------------------


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          (Former Name or Former Address, If Changed Since Last Report)


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     ITEM 5. OTHER EVENTS

          On January 23, 2001, the Registrant entered into an Agreement and Plan of Reorganization and Merger with Emergent Group Inc. and MRM Acquisition Inc., a wholly-owned subsidiary of Emergent Group Inc., providing for the merger of MRM Acquisition, Inc with and into the Registrant. The Agreement and Plan of Reorganization and Merger of the Registrant is attached hereto as Exhibits 99.1.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (a) and (b)   Not applicable.

          (c)   The following exhibits are filed as a part of this report:

EXHIBIT NO.         DESCRIPTION OF EXHIBIT
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
    99.1            Agreement and Plan of Reorganization and Merger dated as of
                    January 23, 2001, among Medical Resources Management, Inc.,
                    Emergent Group Inc. and MRM Acquisition Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                       MEDICAL RESOURCES MANAGEMENT, INC.


                                       By: /s/ AL GUADAGNO
                                          -------------------------------
                                          Al Guadagno


Date: January 30, 2001


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